LEGG MASON INVESTMENT TRUST

SUPPLEMENT DATED MAY 13, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MAY 1, 2013, OF

LEGG MASON OPPORTUNITY TRUST

The following text replaces the title and first sub-section in the fund’s Statement of Additional Information titled “The Fund’s Manager, Administrator and Subadviser”:

The Fund’s Manager and Administrator

LMM, a Delaware limited liability company, is 50% owned by Legg Mason, Inc. (“Legg Mason”) and 50% owned, directly or indirectly, by Bill Miller. LMM serves as the fund’s investment adviser and manager under a Management Agreement (“Management Agreement”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as administrator to the fund under an Administrative Services Agreement (“Administrative Services Agreement”) with LMM.

The address of LMM is 100 International Drive, Baltimore, Maryland 21202. The address of LMPFA is 620 Eighth Avenue, New York, New York 10018. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

The Management Agreement provides that, subject to overall direction by the Board, LMM manages or oversees the investment and other affairs of the fund. LMM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund’s investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Board, for the actual management of the fund’s assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

LMM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. Management fees are allocated among each class based on their pro rata share of fund assets.

For the fiscal years ended December 31, the fund paid LMM management fees of (prior to expenses reimbursed and/or fees waived):

Year	Management Fees Paid ($)
2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,363,241
2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,909,530
2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,072,842

For the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, LMM did not waive any fees or reimburse any expenses.

Under the Administrative Services Agreement, LMPFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund’s officers and trustees. LMPFA and its affiliates pay all compensation of trustees and officers of the fund who are officers, trustees or employees of LMPFA. The fund pays all of its expenses which are not expressly assumed by LMPFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund’s distributor, compensation of the Independent Trustees, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its trustees and officers with respect to litigation.

For its services to the fund, LMM (not the fund) has agreed to pay LMPFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the fund. LMPFA has agreed to waive all fees payable to it under the agreement indefinitely.

Under the Management Agreement and Administrative Services Agreement, LMM and LMPFA, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement or Administrative Services agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

The Management Agreement and Administrative Services Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, or by LMM or LMPFA, respectively, on not less than 60 days’ notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

Please retain this supplement for future reference.

LMFX015662

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